Exhibit 10



            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Post-Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 333-61592) pertaining to the Lincoln National Variable Annuity Account H, which is incorporated by reference into Post-Effective Amendment No. 11, and to the use therein of our reports dated (a) March 8, 2005, with respect to the consolidated financial statements of The Lincoln National Life Insurance Company, and (b) March 1, 2005, with respect to the financial statements of Lincoln National Variable Annuity Account H.

                                        /s/ Ernst & Young LLP

Fort Wayne, Indiana
August 16, 2005